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                                                                    EXHIBIT 10.4

                                            The deleted portions of this Exhibit
                                                contain confidential information
                                         and have been filed separately with the
                                              Securities and Exchange Commission

[AMGEN(R) LOGO]                          AMENDMENT #3 TO AGREEMENT NO.  19984813
--------------------------------------------------------------------------------

This Amendment #3 to the Product Purchase Agreement No. 19984813 ("Amendment"), by and between Amgen Inc., Amgen Center, Thousand Oaks, California 91320-1789 ("Amgen") and National Medical Care, Inc., Two Ledgemeont Center-95 Hayden Avenue, Lexington, Massachusetts, 02173 ("NMC").

WHEREAS, Amgen and NMC entered into EPOGEN(R) Product Purchase Agreement #19984813, and as subsequently amended (the "Agreement"), and;

WHEREAS, the parties now wish to further modify this Agreement to amend the [DELETED], to make such [DELETED] pertain solely to the second and third calendar quarters, and to be reconciled in the fourth calendar quarter;.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations and warranties set forth herein, the parties agree as follows:

SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein, which is defined in the Agreement, shall have the meaning assigned to such term in the Agreement. Except as amended and supplemented hereby, all of the terms of the Agreement are incorporated herein by reference, shall remain and continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 2. Amendment to Appendix A: Discount Pricing, Schedule, and Terms,
Section 5 [DELETED]. Section 5 in Appendix A shall be amended and restated in its entirety as follows:

   5. [DELETED]. NMC may qualify for an [DELETED] for the second and third calendar quarters of the year 2000 as described below.

         a. Calculation: NMC's [DELETED] will be calculated in accordance with the following formula and in accordance with the [DELETED] schedule listed below.

                                    [DELETED] = A x B
                    where
                        A =  [DELETED]
                        B =  [DELETED]
                        C =  [DELETED]
                        D =  [DELETED]

                                 [DELETED]
                                   (C - D)/D                   B
                                   ---------                  ---
                                  [DELETED]

                The [DELETED] will be evaluated and determined based on the aggregate Qualified Purchases of EPOGEN(R) during the second calendar quarter (April 1, 2000 through June 30, 2000) and the third calendar quarter (July 1, 2000 through September 30,
                2000). The aggregate Qualified Purchases of EPOGEN(R) during these respective calendar quarters will be compared to the aggregate Qualified Purchases of EPOGEN(R) from the same calendar quarters from the previous year. If the [DELETED] set forth above in this


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                                         AMENDMENT #3 TO AGREEMENT NO.  19984813
--------------------------------------------------------------------------------

             Appendix A Section 5a are attained, the [DELETED] will be paid within [DELETED]. At the end of the Term, and prior to the payment of any other incentives or rebates achieved pursuant to this Agreement, [DELETED].

         b. VESTING: NMC's [DELETED] will vest on the last day of the second and third calendar quarters and will be paid [DELETED].

All other terms and conditions of the Agreement remain unchanged.

The foregoing change(s), unless otherwise specified, shall be effective from the Commencement Date of the Agreement (January 1, 2000) and will remain in effect for the duration of the Agreement.

Please retain one fully executed original for your records and return the other fully executed original to Amgen.

THE PARTIES EXECUTED THIS AMENDMENT AS OF THE DATES SET FORTH BELOW.





AMGEN INC.                              NATIONAL MEDICAL CARE, INC.

Signature:    \s\ Eric Benevich         Signature:    \s\ Robert J. McGorty
Print Name:   Eric Benevich             Print Name:   Robert J. McGorty
Print Title:  Product Manager           Print Title:  Vice President of Finance
                                                      and Administration
Date:         7/17/00                   Date:         7/14/00





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